UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2017

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

000-54716	20-0863354
(Commission File Number)	(IRS Employer Identification No.)

10006 Liatris Lane, Eden Prairie, MN 55347

(Address of principal executive offices and zip code)

952-237-7412

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Amendment of 2017 Notes

As previously disclosed in a Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 6, 2017 (the “Initial Form 8-K), the Company entered into a subscription agreement dated October 4, 2017 (the “Subscription Agreement”) with a number of institutional and accredited investors (collectively, the “Subscribers”) pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell to Subscribers up to $1,000,000 (the “Maximum Amount”) aggregate principal amount of 8% convertible promissory notes (each, a “Note” and collectively, the “Notes”) maturing on October 4, 2022 (the “Original Maturity Date”) and warrants (each, a “Warrant” and collectively, the “Warrants”) to purchase shares of the Company’s capital stock. The initial closing of the Private Placement was consummated on October 4, 2017, and, on that date, the Company issued Notes in an aggregate principal amount of $150,000 to the Subscribers.  Between November 2, 2017 and November 27, 2017, the Company issued additional Notes under the Private Placement in an aggregate principal amount of $315,000. The prior closings of the Private Placement were reported by the Company on its Initial Form 8-K and its Current Reports on Form 8-K filed with the SEC on November 7, 2017, November 13, 2017 and November 27, 2017 (collectively, the “Prior 8-Ks”). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Initial Form 8-K.

On December 14, 2017, the Company and holders of a majority in aggregate principal amount of the Notes entered into the Amended and Restated Subscription Agreement (the “A&R Subscription Agreement”) to (a) consent to the amendment of the Notes to (i) change the Original Maturity Date to December 31, 2018; (ii) remove subordination provisions; and (iii) modify the conversion price of the Notes in connection with any equity round of financing of the Company in excess of $3,000,000 in gross proceeds (a “Qualified Financing”) so that the Notes convert at a per share price equal to 80% of the price paid in such Qualified Financing; (b) consent to the amendment of the Warrants to modify the exercise price of the Warrants (i) in connection with a Qualified Financing to the per share price of the securities issued by the Company in the Qualified Financing and (ii) in connection with a change of control, to the price at which the Note converted and (c) increase the Maximum Amount to $1,500,000 (each, an “Amendment” and, collectively, the “Amendments”). On December 14, 2017, the Company executed and delivered to the Subscribers the Amended and Restated Convertible Promissory Note and Amended and Restated Warrant reflecting the Amendments to the Note and Warrant, respectively. Pursuant to Section 4.10, 8.6 and 9(h) of the Subscription Agreement, Notes and Warrants, respectively, the Subscription Agreement, Notes and Warrants may be amended with the written consent of the Company and the holders of a majority in aggregate principal amount of the Notes, which consents shall be binding upon each holder of the Notes and the Warrants, whether or not each holder has signed such consents.

Following the Amendments, if a Qualified Financing occurs before December 31, 2018, the outstanding principal and accrued and unpaid interest (the “Outstanding Balance”) on the Notes shall automatically convert into the number of securities issued by the Company in the Qualified Financing equal to: (i) the Outstanding Balance divided by (ii) the actual per share price of securities issued by the Company in the Qualified Financing multiplied by 0.8. The Notes are unsecured.

The foregoing description of the A&R Subscription Agreement, Amended and Restated Convertible Promissory Note, and Amended and Restated Warrant is qualified in its entirety by reference to the forms of the A&R Subscription Agreement, Amended and Restated Convertible Promissory Note, and Amended and Restated Warrant, which are attached as Exhibits 10.1, 4.1 and 4.2 hereto, respectively, and incorporated herein by reference. These forms are incorporated herein by reference only to provide investors with information regarding the terms of such documents and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

Additional Sale of 2017 Notes

Between December 14, 2017 and December 19, 2017, the Company entered into the A&R Subscription Agreement with three additional Subscribers, and issued Amended and Restated Convertible Promissory Notes and Amended and Restated Warrants in an aggregate of $200,000 to those Subscribers.

As of the date of this Current Report on Form 8-K, the Company has issued Notes in an aggregate principal amount of $665,000 in connection with all closings of the Private Placement.

Item 3.02.  Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company has agreed to sell the Notes and the Warrants issued in the Private Placement to the Subscribers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Subscribers. The net proceeds to the Company from the Private Placement will be used for general working capital. The Notes and Warrants have not been and will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Notes, the Warrants, shares of Common Stock or any other securities of the Company.

Item 9.01.  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1	Form of Amended and Restated Note.
4.2	Form of Amended and Restated Warrant.
10.1	Form of Amended and Restated Subscription Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

By:	/s/ Dave Rosa
Name: David Rosa
Title: Chief Executive Officer

Dated: December 20, 2017

4